EXHIBIT 10.4

SECOND AMENDMENT TO SECURITY AGREEMENT

THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is executed as of May 29, 2009, by DEEP DOWN, INC., a Nevada corporation (“Parent”), ELECTROWAVE USA, INC., a Nevada corporation (“Electrowave”), FLOTATION TECHNOLOGIES, INC., a Maine corporation (“Flotech”), MAKO TECHNOLOGIES, LLC, a Nevada limited liability company (“Mako”), and DEEP DOWN INC., a Delaware corporation (“DD Delaware,” and together with Parent, Electrowave, Flotech, and Mako, collectively, “Debtor”), for the benefit of WHITNEY NATIONAL BANK, a national banking association (“Secured Party”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Security Agreement (defined below).

RECITALS

A.           Parent, as borrower (in such capacity, “Borrower”), and Secured Party, as lender, have entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by that certain First Amendment to Credit Agreement dated as of December 18, 2008, that certain Second Amendment to Credit Agreement dated as of February 13, 2009, that certain Third Amendment to Credit Agreement dated as of the date hereof, and as further amended, restated, or supplemented, the “Credit Agreement”).

B.           To further secure the obligations of Borrower under the Credit Agreement, Electrowave, Flotech, Mako, and DD Delaware executed that certain Guaranty dated as of November 11, 2008 (as amended, restated, or supplemented, the “Guaranty”) for the benefit of Secured Party, together with certain other Loan Documents.

C.           To further secure their respective obligations under the Credit Agreement and Guaranty, each Debtor executed that certain Security Agreement dated as of November 11, 2008 (as amended by that certain First Amendment to Security Agreement dated as December 18, 2008, and as further amended, restated, or supplemented, the “Security Agreement”).

D.           Debtors and Secured Party have agreed to amend the Security Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Exhibits and Schedules.  Schedule 1 to the Security Agreement is hereby deleted in its entirety and replaced with Schedule 1 to this Amendment.

2.    Representations and Warranties.  Each Debtor represents and warrants to Secured Party that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Parent, (c) no other consent of any Person (other than Secured Party) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Secured Party is required for Secured Party to rely on the representations and warranties in this Amendment.

3.    Scope of Amendment; Reaffirmation; Release.  All references to the Security Agreement shall refer to the Security Agreement as amended by this Amendment.  Except as effected by this Amendment, the Security Agreement is unchanged and continues in full force and effect.  Each Debtor hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Each Debtor hereby releases Secured Party from any liability for actions or omissions in connection with the Credit Agreement, Security Agreement, and the other Loan Documents prior to the date of this Amendment.

4.    Miscellaneous.

(a)    No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement, Security Agreement, or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Secured Party’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)    Form.  Each agreement, document, instrument or other writing to be furnished Secured Party under any provision of this Amendment must be in form and substance satisfactory to Secured Party and its counsel.

(c)    Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, the Security Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees.  Each Debtor agrees to pay or reimburse Secured Party on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Secured Party’s counsel.

(e)    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)    Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Debtors and Secured Party.  Secured Party may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)    Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

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(h)    Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Debtors and Secured Party and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the next page.]

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The Amendment is executed as of the date set forth in the preamble.

DEBTORS:

DEEP DOWN, INC.,
a Nevada corporation

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By:      /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer of each of the
foregoing companies

SECURED PARTY: WHITNEY NATIONAL BANK, a national banking association By: /s/ Paul W. Cole Paul W. Cole Vice President

Signature Page to Second Amendment to Security Agreement

SCHEDULE 1

Location of Books and Records
as to Accounts and Principal Place of Business

DEEP DOWN, INC., a Nevada corporation

(a)	The exact name of Debtor, as such name appears in its organizational documents.

Deep Down, Inc.

(b)	Any change in Debtor’s identity or legal structure within the past five years.

In December 2006, Mediquip Holdings, Inc., a Nevada corporation (later renamed Deep Down, Inc., a Nevada corporation), divested Westmeria Healthcare Limited, its wholly-owned subsidiary representing substantially all of its preceding operations, and subsequently acquired Deep Down, Inc., a Delaware corporation.

(c)
All other names (including trade names) used by Debtor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time in the past five years.

See (b) above.

(d)	Debtor’s federal taxpayer identification number.

75-2263732

(e)	Debtor’s principal place of business.

15473 East Freeway, Channelview, Texas 77530

(f)	The locations where Debtor maintains its inventory.

15473 East Freeway, Channelview, Texas 77530

(g)	All real property owned by Debtor.

15473 East Freeway, Channelview, Texas 77530

(h)           All real property leased by Debtor.

8827 W. Sam Houston Parkway N., Suite 100, Houston, Texas 77040

(i)           All intellectual property of Debtor.

None.

Schedule 1 to Second Amendment to Security Agreement – Page 1

ELECTROWAVE USA, INC., a Nevada corporation

(a)	The exact name of Debtor, as such name appears in its organizational documents.

Electrowave USA, Inc. (“Electrowave”)

(b)	Any change in Debtor’s identity or legal structure within the past five years.

In 2007, Deep Down, Inc., a Nevada corporation, formed a wholly-owned subsidiary, Electrowave, for purposes of acquiring substantially all of the assets of Electrowave USA, Inc., a Texas corporation.

(c)
All other names (including trade names) used by Debtor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time in the past five years.

(d)	Debtor’s federal taxpayer identification number.

33-1157259

(e)	Debtor’s principal place of business.

15473 East Freeway, Channelview, Texas 77530

(f)	The locations where Debtor maintains its inventory.

15473 East Freeway, Channelview, Texas 77530

(g)	All real property owned by Debtor.

None.

(h)           All real property leased by Debtor.

None.

(i)           All intellectual property of Debtor.

•	One issued patent – US Patent No. 6,869,254

•	The following trademark registrations with the United States Patent and Trademark Office: Electrowave, Reg. No. 2,853,428; Drilsys, Reg. No. 2,831,872; and Mudsys, Reg. No. 2,869,165

Schedule 1 to Second Amendment to Security Agreement – Page 2

FLOATATION TECHNOLOGIES, INC., a Maine corporation

(a)	The exact name of Debtor, as such name appears in its organizational documents.

Flotation Technologies, Inc.

(b)	Any change in Debtor’s identity or legal structure within the past five years.

Deep Down, Inc., Nevada, acquired all of the issued and outstanding stock effective June 5, 2008.

(c)
All other names (including trade names) used by Debtor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time in the past five years.

N/A

(d)	Debtor’s federal taxpayer identification number.

01-0433648

(e)	Debtor’s principal place of business.

20 Morin Street, Biddeford, ME 04005

(f)	The locations where Debtor maintains its inventory.

20 Morin Street, Biddeford, ME 04005

(g)	All real property owned by Debtor.

20 Morin Street, Biddeford, ME 04005

(h)           All real property leased by Debtor.

None.

(i)           All intellectual property of Debtor.

Patents

Drilling Riser Buoyancy Produced with Plastic Shell, Serial No. 61/000,476

Driller Riser Auxiliary Clamp with Integral Mux Clamp, Serial No. 61/000,471

Distributed Buoyancy Module, Serial No. 60/503,811

Clamp for Holding Distributed Buoyancy Modules, Serial No. 60/503,812

Schedule 1 to Second Amendment to Security Agreement – Page 3

Unregistered Trademarks

HardBallTM floats
Quick-LocTM cable floats
FlotecTM syntactic foams
Flex-LokTM buoyancy bend restrictors
Hydro-FloatTM of HydrofloatTM mooring buoys
StablemoorTM high current ADCP buoys
ROVitTM floats
CoreTecTM drilling riser buoyancy modules
FLOTECTTM and FLOTECT HDTM impact and abrasion protection
InflexTM bend restrictors and bend stiffeners
The Company has used the motto “A Company with Depth” for many years.
The Company has used the saying “Tales from the Deep” for many years for its annual OTC party and a previous newsletter.

Internet Domain Names owned by Debtor

Flotec.com

Flotationtechnologies.com

Adepbuoys.com

Buoyancycollars.com

Buoyancymodules.com

Buoyancysolutions.com

Cable-floats.com

Cablefloat.com

Cablefloats.com

Cableflotation.com

Distributedbuoyancy.com

Flowlineinsulation.com

Floatationdevices.com

Schedule 1 to Second Amendment to Security Agreement – Page 4

MAKO TECHNOLOGIES, LLC, a Nevada limited liability company

(a)	The exact name of Debtor, as such name appears in its organizational documents.

Mako Technologies, LLC (“Mako”)

(b)	Any change in Debtor’s identity or legal structure within the past five years.

In December 2007, Deep Down, Inc., a Nevada corporation formed a wholly-owned subsidiary, Mako, for purposes of acquiring all of the outstanding common stock of Mako Technologies, Inc., a Louisiana corporation, which then merged with and into Mako, with Mako as the surviving entity.

(c)
All other names (including trade names) used by Debtor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time in the past five years.

(d)	Debtor’s federal taxpayer identification number.

26-1573407

(e)	Debtor’s principal place of business.

125 Mako Lane, Morgan City, LA 70380

(f)	The locations where Debtor maintains its inventory.

125 Mako Lane, Morgan City, LA 70380

(g)	All real property owned by Debtor.

None.

(h)           All real property leased by Debtor.

125 Mako Lane, Morgan City, LA 70380

(i)           All intellectual property of Debtor.

None.

Schedule 1 to Second Amendment to Security Agreement – Page 5

DEEP DOWN INC., a Delaware corporation

(a)	The exact name of Debtor, as such name appears in its organizational documents.

Deep Down Inc. (“Deep Down”)

(b)	Any change in Debtor’s identity or legal structure within the past five years.

On November 21, 2006 Subsea Acquisition Corporation (“Subsea”), a Texas corporation acquired all of the outstanding capital stock of Strategic Offshore Services Corporation (“SOS”), a Texas corporation, and also acquired Deep Down.  Immediately after the acquisition, Subsea merged with and into SOS, with Subsea continuing as the surviving company.  Immediately thereafter, Subsea merged with and into its wholly-owned subsidiary Deep Down, with Deep Down continuing as the surviving company.  In December 2006, Mediquip Holdings, Inc., a Nevada corporation (later renamed Deep Down, Inc., a Nevada corporation), divested Westmeria Healthcare Limited, its wholly-owned subsidiary representing substantially all of its preceding operations, and subsequently acquired Deep Down.

(c)
All other names (including trade names) used by Debtor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time in the past five years.

(d)	Debtor’s federal taxpayer identification number.

76-0550204

(e)	Debtor’s principal place of business.

15473 East Freeway, Channelview, Texas 77530

(f)	The locations where Debtor maintains its inventory.

15473 East Freeway, Channelview, Texas 77530

(g)	All real property owned by Debtor.

None.

(h)           All real property leased by Debtor.

None.

(i)           All intellectual property of Debtor.

The following trademark registrations with the United States Patent and Trademark Office: Moray, Reg. No. 2,745,237; Aquasox, Reg. No. 2,890,204; and Seastax, Reg. No. 2,647,390

Schedule 1 to Second Amendment to Security Agreement – Page 6